UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

OCUGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36751	04-3522315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Great Valley Parkway Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 328-4701

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated herein by reference is a presentation that Ocugen, Inc. (the “Company” or “Ocugen”) will post on its website on September 8, 2026 and may use from time to time in presentations or discussions with investors, analysts, and other parties.

The information disclosed under Item 7.01 of this Current Report on Form 8-K (the “Report”), including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 1, 2026, the Company announced that the first patient was dosed in the global Phase 3 registrational trial of OCU410 (AAV5-hRORA), its first-in-class modifier gene therapy candidate for Geographic Atrophy (“GA”) secondary to dry age-related macular degeneration (“dAMD”). The initiation of dosing follows the successful completion of a Type B End-of-Phase 2 (EOP2) meeting with the Center for Biologics Evaluation and Research (CBER) of the U.S. Food and Drug Administration (the “FDA”) in July 2026, resulting in alignment on all critical Phase 3 design elements, including primary and secondary endpoints, dose, adaptive design, and a single pivotal trial pathway to support a Biologics License Application (BLA). In July 2026, the Company also announced that the FDA granted OCU410 Regenerative Medicine Advanced Therapy (“RMAT”) designation for the treatment of GA, secondary to dAMD.

On September 3, 2026, the independent Data Monitoring Committee (the “DMC”) for the Phase 2/3 clinical trial of OCU410ST completed a pre-specified interim analysis and provided its recommendation to modify and continue the clinical study as described below. This interim analysis examined atrophic lesion size in 26 subjects (16 treated and 10 control subjects) after they had completed their 8-month clinical assessments. The DMC recommended that the study be continued per the existing protocol in order to obtain 8 months follow-up of the entire study population. The DMC noted that one could consider futility based on the negative direction of treatment effect on the interim sample and other interim results, but the DMC recommended the modification to obtain the entire dataset at 8 months in order to observe the results without the baseline lesion size imbalance that existed between the treatment and control arms in the small interim analysis population and that does not exist in the entire dataset at 8 months. The Company intends to follow the DMC’s recommendation to obtain 8 months follow-up of the entire study population.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Ocugen, Inc. Presentation, September 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note on Forward-Looking Statements

This Report contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding strategy, business plans and objectives for Ocugen’s clinical programs, plans and timelines for the preclinical and clinical development of Ocugen’s product candidates, including the therapeutic potential, clinical benefits and safety thereof, expectations regarding timing, success and data announcements of current ongoing preclinical and clinical trials, including the timing of enrollment and data readouts, the ability to initiate new clinical programs, statements regarding qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines, statements regarding potential market size and commercial possibilities of Ocugen’s product candidates, which are subject to risks and uncertainties. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations, including, but not limited to, the risks that receipt of RMAT designation may not lead to faster development or accelerated regulatory review or approval; that preliminary, interim and top-line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non-clinical and clinical data and testing may not be predictive of the results or success of later clinical trials; and that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities. These and other risks and uncertainties are more fully described in our annual and quarterly filings with the Securities and Exchange Commission (the “SEC”), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this Report speak only as of the date of this Report. Except as required by law, we assume no obligation to update forward-looking statements contained in this Report whether as a result of new information, future events, or otherwise, after the date of this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCUGEN, INC.

Date: September 8, 2026	By:	/s/ Shankar Musunuri
		Name:	Shankar Musunuri
		Title:	Chairman, Chief Executive Officer, & Co-Founder